UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A total of 34,581,020 shares of common stock of Collegium Pharmaceutical, Inc. (the “Company”) were entitled to vote as of March 31, 2023, the record date for the Annual Meeting, of which 30,815,695 were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of nine Directors to hold office until the 2024 Annual Meeting of Shareholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Rita Balice-Gordon	28,110,968	228,126	20,717	2,455,884
Garen Bohlin	28,254,994	83,040	21,777	2,455,884
Joseph Ciaffoni	28,252,708	86,385	20,718	2,455,884
John Fallon	25,876,429	2,462,321	21,061	2,455,884
John Freund	28,244,410	94,340	21,061	2,455,884
Michael Heffernan	26,667,450	1,671,643	20,718	2,455,884
Neil McFarlane	28,255,598	83,495	20,718	2,455,884
Gwen Melincoff	27,982,535	353,536	23,740	2,455,884
Gino Santini	28,128,667	210,074	21,070	2,455,884

Each of Rita Balice-Gordon, Garen Bohlin, Joseph Ciaffoni, John Fallon, John Freund, Michael Heffernan, Neil F. McFarlane, Gwen Melincoff, and Gino Santini was re-elected by the Company’s shareholders as Directors to hold office until the 2024 Annual Meeting of Shareholders.

PROPOSAL 2:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
27,953,926	315,383	90,502	2,455,884

On an advisory basis, the Company’s shareholders approved the compensation of the Company’s named executive officers.

PROPOSAL 3:

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
30,742,534	44,006	29,155	0

Proposal 3 was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2023	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer